UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Asset Management

One North Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 312-525-7100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders

(a)	Copy of the report transmitted to shareholders:

UBS Relationship Funds

Semiannual Report  |  June 30, 2020

President’s letter

August 14, 2020

Dear Shareholder,

I’m writing to you after a frankly unprecedented first and second quarter of 2020, both in the world and the markets, that remind me of the title of the Dickens’ classic, A Tale of Two Cities.

The onset of a global pandemic, commodity price collapse, and broader illiquidity in fixed income and particularly credit markets created a perfect storm for markets and for real economic activity, as major economies essentially shut down for unknown durations in an effort to control the spread of COVID-19. Shortly after it was clear that the spread of the virus would be a global problem, risk assets cratered amid fears for economic growth, and we witnessed massive dislocations in pricing and liquidity across financial markets.

Economic growth did suffer globally in the form of what is likely one of the sharpest economic contractions in history. But after massive government and central bank support for markets and economies around the world, markets have largely recovered, and the global activity appears to be on the mend. Lingering uncertainty and the potential for ongoing volatility in markets and economic activity cloud the outlook. Nonetheless, we are generally optimistic about the future, as policymakers introduced measures to provide a bridge until a time when a vaccine for COVID-19 becomes broadly available and allows for a return to pre-pandemic behaviors and patterns of spending.

The nascent recovery looked V-shaped at first, but we knew that pace of improvement would prove unsustainable. A more gradual rebound is now underway. The differing character of economic expansions across the world will most likely be a function of the strength and persistence of the evolving policy responses, but ultimately captive to progress on public health outcomes, most importantly accelerating the development and deployment of a vaccine.

A lengthy list of fiscal and monetary support measures catalyzed the bounce back in markets. The Federal Reserve swiftly cut rates to zero, and expanded quantitative easing on an unlimited basis to remedy market dislocations. In coordination with the Treasury, the central bank brought back some of the 2008-2009 ‘alphabet soup’ of programs, supporting key asset classes and, importantly, introduced new facilities to prevent corporate liquidity pressures from leading to undue insolvencies. The Fed also enhanced access to dollar swap lines to mitigate funding pressures, fulfilling its perceived role as the world’s central bank. The US Congress, for its part, acted quite swiftly relative to history in passing the CARES Act, a USD 2.2 trillion (~10% of gross domestic product (“GDP”)) bill that provided crucial income support for businesses to retain employees as well as substantial benefits to many workers who lost their jobs.

Policymakers around the world also delivered robust policies to defend against the COVID-19 shock. China has stepped up infrastructure investment and introduced tax cuts. In Europe, the European Central Bank (ECB) significantly expanded quantitative easing and introduced negative funding rates, and a collectivist approach to fiscal policy is helping to spur the convergence of Italian yields downwards towards their German counterparts. And, Germany, long reluctant to engage in fiscal stimulus, amended constitutional rules that prevented deficit spending. Countries such as Germany, France, and the UK have stepped in to guarantee business survival and employee wages. In the months after the market meltdown, the net global fiscal stimulus as a percent of GDP already surpassed that of 2008-2009.

Looking back to the sell-off in the first quarter, global stocks, as measured by the MSCI All Country World Index (net), had their worst performance over a calendar quarter since the depth of the financial crisis, returning -21.7%. Most major markets reacted in a broadly uniform manner, with regions such as the US (-19.6%, S&P 500 Index), Europe (-24.3%, MSCI Europe Index (net)) and Emerging Markets (-23.6%, MSCI Emerging Market Index (net)) all losing roughly a fifth of their value during this period. Despite being the first country to be afflicted by the virus, Chinese stocks (-11.5%, CSI 300 Index (net)) ended up as relative outperformers.

President’s letter

Globally, on average, fixed income markets posted negative returns over the first quarter but generally held up better than equities (-0.3%, Bloomberg Barclays Global Aggregate Index). Within bond markets, assets perceived as safe havens were heavily in demand. US government bonds (+8.2%, Bloomberg Barclays US Treasury Index) led the way as yields hit new record lows. In contrast, riskier segments of the fixed income universe like high yield bonds (-12.0%, Markit iBoxx Liquid High Yield Index) and emerging market debt (-14.9%, JPM GBI-EM Global Core Index) lagged given the search for quality and safety. Oil prices also sold off significantly (-66.8%, S&P GSCI Crude Index).

That reversed quite abruptly in the second quarter with many markets making up all or most of the losses. All told, global stocks, as measured by the MSCI All Country World Index (net), returned +19.2%. Most notably, US stocks (+20.5%, S&P 500 Index) delivered the strongest performance over the quarter, followed by emerging market stocks (+18.1%, MSCI Emerging Markets Index (net)) and developed market ex-US equities (+15.3%, MSCI World ex-USA Index (net)).

Globally, fixed income markets in the second quarter posted positive returns (+3.3%, Bloomberg Barclays Global Aggregate Index) but lagged the gains seen in equities. Within fixed income, US dollar denominated emerging market debt (+12.9%, JPMorgan EMBI Global Core Index), US investment grade corporate credit (+9.0%, Bloomberg Barclays US Corporate Bond Index), and US high yield bonds (+7.7%, Markit iBoxx Liquid High Yield Index) delivered the strongest performance. The broad and unexpected nature of the volatility in the first half of the year is a reminder to not forget the importance of diversification. We believe that spreading risk exposures across a range of asset classes and investment styles remains paramount to delivering sustainable results and mitigating damage during adverse events.

With the potential for continued volatility ahead, the timeless challenge of building a genuinely diversified portfolio capable of delivering growth and downside protection takes on an added degree of difficulty given the low starting point for sovereign bond yields across advanced economies.

We believe that there are many diverse and compelling opportunities across global asset classes and that the right strategies in the hands of skilled investment professionals have the potential to deliver better investment outcomes for our clients.

As always, we thank you for being a part of the UBS family of funds.

Sincerely,

Igor Lasun

President

UBS Relationship Funds

Executive Director

UBS Asset Management (Americas) Inc.

The markets in review

A global recession

After initially expanding, the global economy fell into a recession as the fallout from the COVID-19 pandemic triggered a severe contraction. Lockdowns were instituted around the world in an attempt to stem the spread of the virus—with varying degrees of success. In the US, the US Commerce Department reported that gross domestic product (“GDP”) grew at a 2.4% seasonally adjusted annualized rate during the fourth quarter of 2019. GDP growth was then -5.0% during the first quarter of 2020. This marked the sharpest quarterly decline since the fourth quarter of 2008. The Commerce Department’s initial estimate for second quarter annualized GDP growth—released after the reporting period ended—was -32.9%—the steepest decline on record.

The US Federal Reserve Board (the “Fed”) took a number of unprecedented actions to support the economy and maintain the proper functioning of the financial markets. Looking back, after lowering the federal funds rate three times in 2019, the Fed moved decisively in March 2020. On March 3, 2020, it lowered the federal funds rate to a range between 1.00% and 1.25% and, on March 15, this was reduced to a range between 0.00% and 0.25%. Later in the month, the Fed announced it would make unlimited purchases of Treasury and mortgage securities. The Fed also expanded its credit facilities to include the purchase of individual corporate bonds. Meanwhile, in March 2020, the US government passed a $2 trillion fiscal stimulus bill to aid the economy.

From a global perspective, in its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) said, “The COVID-19 pandemic has had a more negative impact on activity in the first half of 2020 than anticipated, and the recovery is projected to be more gradual than previously forecast. As with the April 2020 WEO [World Economic Outlook] projections, there is a higher-than-usual degree of uncertainty around this forecast. The baseline projection rests on key assumptions about the fallout from the pandemic. In economies with declining infection rates, the slower recovery path in the updated forecast reflects persistent social distancing into the second half of 2020. For economies struggling to control infection rates, a lengthier lockdown will inflict an additional toll on activity.” From a regional perspective, the IMF projects the US economy will contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, UK and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Global equities post poor results

The global equity market generated weak results during the reporting period. US stocks initially moved higher and reached an all-time high in mid-February 2020. Supporting the market was optimism over the completion of the first phase of the trade agreement between the US and China, and overall positive corporate results. However, over the next six weeks the impact from the pandemic triggered a rapid decline, as the US market experienced the fastest fall on record from an all-time high to a bear market. A similar dynamic also played out in stock markets overseas. In a surprise to many, global equities then sharply rallied over the second quarter of 2020. This turnaround occurred given the aggressive actions by global central banks, reopenings of some economies and hopes for a COVID-19 vaccine. For the six-months ended June 30, 2020, the S&P 500 Index1 returned -3.08%. Returns were even weaker outside the US. International developed equities, as measured by the MSCI EAFE Index (net)2, returned -11.34% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),3 returned -9.78.

[1]

The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

[2]

The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

[3]

The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

Higher quality fixed income securities rally

The global fixed income market generated strong results during the reporting period, as it was aided by periods of elevated investor risk aversion. In the US, both short- and long-term Treasury yields moved significantly lower (bond yields and prices move in the opposite direction). For the six-month reporting period as a whole, the yield on the US 10-year Treasury fell from 1.92% to 0.66%. Government bond yields outside the US also moved lower given the fallout from the pandemic. The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,4 returned 6.14% during the six months ended June 30, 2020. In contrast, returns of riskier fixed income securities were negative over the period. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,5 returned -4.80%. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 returned -0.87% during the reporting period.

[4]

The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

[5]

The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

[6]

The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance

For the six months ended June 30, 2020, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) returned -5.47%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned -2.81%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

During the quick market correction in the first quarter of 2020, the Fund suffered one of its worst performance quarters. However, the Fund’s managers maintained their discipline and, in the second quarter, recaptured a large portion of the alpha lost in the first quarter.

Portfolio performance summary1

What worked:

•	Several stock selection decisions made a positive contribution to relative performance during the six-month period.

–

Wayfair’s share price increased after the company released first quarter 2020 earnings in early May. The release reflected optimism about the company’s outlook. According to management, sales grew at an impressive rate of 90% early in the second quarter.

–

Shares of Thor Industries traded higher during the six-month period. In late March, the company temporarily suspended production in North America and in most of Europe, furloughed employees, cut executive salaries and reduced discretionary spending. Despite the initial negative impact of shelter-in-place orders, sales gradually started to improve. Thor’s CEO noted that the company demonstrated its ability to “quickly navigate through uncertainty and generate positive financial results” in the fiscal third quarter, and that current market indicators were “increasingly positive.”

–

Digital Realty Trust outperformed due to the company’s higher resilience to the effects of the coronavirus outbreak. The company did not experience any major delays in its construction timelines. In addition, it has agreements in place with major contractors across its top markets. We sold the stock during the reporting period, after it reached our estimate for fair value.

–

Amazon.com was positive for Fund performance during the period. Unlike traditional retailers, Amazon’s shares surged since the beginning of the COVID-19 outbreak. The e-commerce company benefited from the crisis, with first quarter revenues coming in at $75 billion, outpacing 2019 guidance of $69-$73 billion. Market sentiment expects Amazon to seal some of the market share gains that it recorded due to global store closures. (For details, see “Portfolio highlights.”)

–

Bio-Rad Laboratories saw no dramatic change to our underlying investment thesis, but in the COVID environment, this was a major accomplishment. The company has a strong life science business and demonstrates balance sheet stability.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS U.S. Equity Alpha Relationship Fund

What didn’t work:

•	Certain stock selection decisions detracted from Fund performance during the six months ended June 30, 2020.

–

Simon Property Group, which is focused on regional malls, saw its shares fall as revenue results and the initial 2020 outlook reflected headwinds from the COVID-19 pandemic. We maintained our position in the stock.

–

Apple detracted from relative returns due to the Fund’s underweight position in the stock. The company is seen by investors as a relatively safe haven. Apple’s shares traded higher as concerns grew that the US economic recovery might be postponed by the escalating number of cases of the virus. We continued to avoid holding Apple through the end of the reporting period.

–

With large exposure to both residential and commercial real estate, the stock price of Wells Fargo weakened throughout the pandemic. We continued to hold the stock, monitoring the position and looking for an improving economic environment.

–

Spirit AeroSystems underperformed during the period as investors attempted to evaluate the impact of the global pandemic on the airline industry. We continued to hold the stock at the end of the reporting period.

–

Synchrony Financial declined due to the COVID-19 pandemic, as the sub-sector in which the company operates depends entirely on the financial strength of the consumer. We continue to maintain our position in the stock.

Portfolio highlights

–

Marsh & McLennan is an insurance broker operator that is less exposed to the broader macroeconomic issues affecting the financial services sector than its competitors. We believe the company is well positioned to generate organic top-line growth, with additional upside should more niche lines of insurance coverage—such as cyber insurance and flood coverage—gain more widespread adoption in the market.

–

Mondelez is a leader in global snacking, with 80% of its revenue coming from international markets. The company recently adopted a more balanced business model that emphasizes growth across the entire portfolio. While profit margin enhancement continues to be a focus, there is now more of a balance between top-line growth and margin improvement. The company’s incentive structure has been altered, pushing down accountability to each of 13 business units for their respective growth and profitability. We believe it is a thoughtful, well-balanced system that incentivizes teams to grow the business in the proper way—that is, not starving the business of investment—while also emphasizing diversity, recycling and water usage.

–

Ameriprise Financial provides financial planning, asset management and insurance services. The company has achieved double-digit margins in its flagship advice and wealth management business, benefitting from its strategy to carefully manage the success and happiness of its most productive advisors. Ameriprise has shifted its earnings focus away from more capital-intensive insurance and annuity products, and is relying more heavily on the balance sheet-light asset accumulation and management businesses. This has resulted in strong return on equity (ROE) improvement that we believe should remain fairly stable. Management has expressed confidence that its long-term care (LTC) reserves are sufficient, and says it intends to increase reserve transparency and LTC block characteristics within its public filings.

–

Progressive is an insurance holding company that we believe stands out as a high-growth and high-margin operator in the relatively commoditized personal lines insurance industry. We believe that Progressive’s recent history of a compound annual growth rate (CAGR) for premiums in the mid-teens is sustainable for longer than the market anticipates. In addition, Progressive’s “Snapshot” product, which pioneered the concept of telematics, an interdisciplinary field that encompasses telecommunications, vehicular technologies within the auto insurance industry, stands out as a tool with which we believe the company can capture greater market share than other leading peers without sacrificing underwriting quality.

UBS U.S. Equity Alpha Relationship Fund

–

Amazon.com provides online retail shopping services. We believe that Amazon’s revenue will continue to grow as it expands its Amazon Prime service to include lower priced and/or faster delivery, video services and potentially other benefits, expands its network of fulfillment centers, expands the number of merchandise segments it sells, expands its hardware offerings to facilitate the delivery of Amazon content and Amazon Web Services continues to lead the public Cloud IT infrastructure market.

–	The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2020. The views and opinions in the letter were current as of August 14, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

UBS U.S. Equity Alpha Relationship Fund

Average annual total returns for periods ended June 30, 2020 (unaudited)

	6 months	1 year	5 years	10 years
UBS U.S. Equity Alpha Relationship Fund	(5.47)%	9.18%	8.81%	13.64%
Russell 1000 Index[1]	(2.81)%	7.48%	10.47%	13.97%

[1]

The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Equity Alpha Relationship Fund

Portfolio statistics—June 30, 2020 (unaudited)1

Top ten holdings (long holdings)

Percentage of net assets
Amazon.com, Inc.	7.1%

Microsoft Corp.	6.5

Marsh & McLennan Cos., Inc.	4.5

Johnson & Johnson	3.9

Mondelez International, Inc., Class A	3.7

Facebook, Inc., Class A	3.6

Ameriprise Financial, Inc.	3.6

Progressive Corp./The	3.5

Visa, Inc., Class A	2.8

Ingersoll Rand, Inc.	2.5
Total	41.7%

Top ten holdings (short holdings)

Percentage of net assets
SBA Communications Corp.	(1.2)%

Valero Energy Corp.	(1.1)

Liberty Global PLC, Class A	(1.0)

Clorox Co./The	(0.9)

Mettler-Toledo International, Inc.	(0.8)

BancorpSouth Bank	(0.8)

Healthcare Services Group, Inc.	(0.8)

Markel Corp.	(0.8)

QUALCOMM, Inc.	(0.7)

Ligand Pharmaceuticals, Inc.	(0.6)
Total	(8.7)%

Issuer breakdown by country or territory of origin (long holdings)

Percentage of net assets
United States	125.1%

Bahamas	1.5

Israel	0.9

Netherlands	0.8
Total	128.3%

Issuer breakdown by country or territory of origin (short holdings)

Percentage of net assets
United States	(25.8)%

United Kingdom	(1.0)

Israel	(0.6)

Canada	(0.5)
Total	(27.9)%

[1]	The Fund’s portfolio is actively managed and its composition will vary over time.

UBS U.S. Equity Alpha Relationship Fund

Industry diversification—June 30, 2020 (unaudited)1

Common stocks	Percentage of net assets
Aerospace & defense	1.0%

Airlines	3.2

Auto components	1.3

Automobiles	1.6

Banks	1.5

Biotechnology	7.8

Capital markets	3.6

Chemicals	1.1

Commercial services & supplies	0.8

Consumer finance	1.8

Distributors	1.8

Diversified consumer services	2.6

Diversified financial services	0.9

Electronic equipment, instruments & components	3.0

Entertainment	2.4

Equity real estate investment trusts	3.2

Food products	5.5

Health care equipment & supplies	5.2

Health care providers & services	3.8

Hotels, restaurants & leisure	1.2

Household durables	1.0

Insurance	9.1

Interactive media & services	5.3

Internet & direct marketing retail	8.8

IT services	6.2

Life sciences tools & services	3.6

Machinery	4.0

Media	2.0

Metals & mining	1.2

Multiline retail	2.2

Oil, gas & consumable fuels	3.7

Pharmaceuticals	4.3

Road & rail	1.6

Semiconductors & semiconductor equipment	8.4

Software	10.0

Technology hardware, storage & peripherals	1.6

Tobacco	1.3
Total common stocks	127.6%

Short-term investments	0.7

Investment of cash collateral from securities loaned	5.1
Total investments before investments sold short	133.4%

Investments sold short Common stocks	Percentage of net assets
Banks	(0.8)%

Beverages	(0.7)

Biotechnology	(1.4)

Capital markets	(0.3)

Commercial services & supplies	(0.8)

Diversified telecommunication services	(1.0)

Electrical equipment	(0.4)

Equity real estate investment trusts	(1.6)

Food products	(1.2)

Health care equipment & supplies	(0.6)

Health care providers & services	(1.1)

Hotels, restaurants & leisure	(1.1)

Household durables	(0.5)

Household products	(1.4)

Insurance	(1.3)

Interactive media & services	(0.9)

Internet & direct marketing retail	(0.5)

IT services	(1.9)

Life sciences tools & services	(0.8)

Media	(0.2)

Oil, gas & consumable fuels	(1.7)

Pharmaceuticals	(0.6)

Semiconductors & semiconductor equipment	(1.8)

Software	(5.3)
Total investments sold short	(27.9)%

Total investments, net of investments sold short	105.5%

Liabilities in excess of other assets	(5.5)
Net assets	100.0%

[1]	The Fund’s portfolio is actively managed and its composition will vary over time.

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2020 (unaudited)

	Number of shares	Value
Common stocks—127.6%
Aerospace & defense—1.0%
Spirit AeroSystems Holdings, Inc., Class A1	127,853	$3,060,801

Airlines—3.2%
Southwest Airlines Co.	216,934	7,414,804
Spirit Airlines, Inc.*	130,255	2,318,539

		9,733,343

Auto components—1.3%
Aptiv PLC[1]	51,219	3,990,984

Automobiles—1.6%
Thor Industries, Inc.[1]	46,526	4,956,415

Banks—1.5%
Wells Fargo & Co.[1]	174,388	4,464,333

Biotechnology—7.8%
AbbVie, Inc.	77,393	7,598,445
Alnylam Pharmaceuticals, Inc.*,1	33,352	4,939,765
Coherus Biosciences, Inc.*,2	98,000	1,750,280
Incyte Corp.*	28,544	2,967,720
Ironwood Pharmaceuticals, Inc.*,1	274,289	2,830,662
Karuna Therapeutics, Inc.*	16,696	1,860,936
Mirati Therapeutics, Inc.*	18,706	2,135,664

		24,083,472

Capital markets—3.6%
Ameriprise Financial, Inc.[1]	74,849	11,230,344

Chemicals—1.1%
Westlake Chemical Corp.[1]	62,390	3,347,223

Commercial services & supplies—0.8%
Stericycle, Inc.*	43,000	2,407,140

Consumer finance—1.8%
Synchrony Financial[1]	246,116	5,453,931

Distributors—1.8%
LKQ Corp.*,1	210,203	5,507,319

Diversified consumer services—2.6%
Bright Horizons Family Solutions, Inc.*,1	27,468	3,219,250
OneSpaWorld Holdings Ltd.[2]	997,372	4,757,464

		7,976,714

Diversified financial services—0.9%
Berkshire Hathaway, Inc., Class B*	16,072	2,869,013

Electronic equipment, instruments & components—3.0%
IPG Photonics Corp.*	23,606	3,786,166
Trimble, Inc.*	124,516	5,377,846

		9,164,012

	Number of shares	Value
Entertainment—2.4%
Madison Square Garden Entertainment Corp.*	45,264	$3,394,800
Take-Two Interactive Software, Inc.*	29,547	4,123,875

		7,518,675

Equity real estate investment trusts—3.2%
Prologis, Inc.[1]	74,700	6,971,751
Simon Property Group, Inc.[1]	43,869	2,999,762

		9,971,513

Food products—5.5%
Bunge Ltd.	130,992	5,387,701
Mondelez International, Inc., Class A1	225,894	11,549,960

		16,937,661

Health care equipment & supplies—5.2%
Align Technology, Inc.*,1	19,096	5,240,706
Hill-Rom Holdings, Inc.	36,856	4,046,052
Stryker Corp.[1]	36,593	6,593,693

		15,880,451

Health care providers & services—3.8%
Laboratory Corp. of America Holdings*,1	28,222	4,687,956
UnitedHealth Group, Inc.	24,123	7,115,079

		11,803,035

Hotels, restaurants & leisure—1.2%
Vail Resorts, Inc.	20,645	3,760,487

Household durables—1.0%
Mohawk Industries, Inc.*	29,295	2,981,059

Insurance—9.1%
Marsh & McLennan Cos., Inc.[1]	127,491	13,688,709
MetLife, Inc.[1]	95,891	3,501,939
Progressive Corp./The[1]	134,038	10,737,784

		27,928,432

Interactive media & services—5.3%
Facebook, Inc., Class A*,1	49,518	11,244,052
Twitter, Inc.*	95,793	2,853,674
Yelp, Inc.*	100,894	2,333,678

		16,431,404

Internet & direct marketing retail—8.8%
Amazon.com, Inc.*,1	7,892	21,772,608
Expedia Group, Inc.	30,152	2,478,494
Wayfair, Inc., Class A*,2	14,151	2,796,379

		27,047,481

IT services—6.2%
GoDaddy, Inc., Class A*	35,537	2,605,928
LiveRamp Holdings, Inc.*	118,561	5,035,286
Visa, Inc., Class A1	44,970	8,686,855
Wix.com Ltd.*	10,200	2,613,444

		18,941,513

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2020 (unaudited)

	Number of shares	Value
Common stocks—(Concluded)
Life sciences tools & services—3.6%
Avantor, Inc.*,1	269,959	$4,589,303
Bio-Rad Laboratories, Inc., Class A*,1	14,344	6,476,173

		11,065,476

Machinery—4.0%
AGCO Corp.[1]	84,924	4,709,885
Ingersoll Rand, Inc.*,1	272,027	7,649,399

		12,359,284

Media—2.0%
ViacomCBS, Inc., Class B2	268,382	6,258,668

Metals & mining—1.2%
Steel Dynamics, Inc.	144,044	3,758,108

Multiline retail—2.2%
Dollar Tree, Inc.*,1	74,491	6,903,826

Oil, gas & consumable fuels—3.7%
Hess Corp.[1]	115,620	5,990,272
Williams Cos., Inc./The[1]	289,462	5,505,567

		11,495,839

Pharmaceuticals—4.3%
Arvinas, Inc.*,2	33,000	1,106,820
Johnson & Johnson[1]	85,273	11,991,942

		13,098,762

Road & rail—1.6%
Lyft, Inc., Class A*,2	72,195	2,383,157
Uber Technologies, Inc.*	85,683	2,663,028

		5,046,185

Semiconductors & semiconductor equipment—8.4%
Cree, Inc.*	47,743	2,825,908
KLA Corp.[1]	17,418	3,387,453
Lam Research Corp.	9,450	3,056,697
Micron Technology, Inc.*,1	105,952	5,458,647
NXP Semiconductors N.V.[1]	22,638	2,581,637
ON Semiconductor Corp.*	135,212	2,679,902
Universal Display Corp.	16,547	2,475,762
Xilinx, Inc.[1]	33,348	3,281,110

		25,747,116

Software—10.0%
Cornerstone OnDemand, Inc.*	64,099	2,471,657
Microsoft Corp.	99,254	20,199,182
Palo Alto Networks, Inc.*	12,321	2,829,764
VMware, Inc., Class A*	17,497	2,709,585
Zendesk, Inc.*	30,265	2,679,361

		30,889,549

Technology hardware, storage & peripherals—1.6%
Western Digital Corp.[1]	111,214	4,910,098

	Number of shares	Value
Tobacco—1.3%
Philip Morris International, Inc.[1]	59,033	$4,135,852
Total common stocks (cost—$338,338,467)		393,115,518

Short-term investments—0.7%
Investment companies—0.7%
State Street Institutional U.S. Government Money Market Fund (cost—$2,273,900)	2,273,900	2,273,900

Investment of cash collateral from securities loaned—5.1%
Money market funds—5.1%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$15,857,646)	15,857,646	15,857,646
Total investments before investments sold short (cost—$356,470,013)—133.4%		411,247,064

Investments sold short—(27.9)%
Common stocks—(27.9)%
Banks—(0.8)%
BancorpSouth Bank	(108,303)	(2,462,810)

Beverages—(0.7)%
National Beverage Corp.	(32,726)	(1,996,940)

Biotechnology—(1.4)%
Amgen, Inc.	(6,109)	(1,440,869)
Ligand Pharmaceuticals, Inc.	(18,048)	(2,018,669)
United Therapeutics Corp.	(7,611)	(920,931)

		(4,380,469)

Capital markets—(0.3)%
Raymond James Financial, Inc.	(14,636)	(1,007,396)

Commercial services & supplies—(0.8)%
Healthcare Services Group, Inc.	(100,186)	(2,450,550)

Diversified telecommunication services—(1.0)%
Liberty Global PLC, Class A	(147,300)	(3,219,978)

Electrical equipment—(0.4)%
Emerson Electric Co.	(17,286)	(1,072,251)

Equity real estate investment trusts—(1.6)%
American Tower Corp.	(5,003)	(1,293,476)
SBA Communications Corp.	(12,648)	(3,768,092)

		(5,061,568)

Food products—(1.2)%
Kellogg Co.	(25,467)	(1,682,350)
McCormick & Co., Inc. (Non-Voting)	(10,410)	(1,867,658)

		(3,550,008)

Health care equipment & supplies—(0.6)%
IDEXX Laboratories, Inc.	(5,758)	(1,901,061)

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2020 (unaudited)

	Number of shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
Health care providers & services—(1.1)%
Cardinal Health, Inc.	(21,918)	$(1,143,901)
Henry Schein, Inc.	(22,867)	(1,335,204)
Patterson Cos., Inc.	(34,087)	(749,914)

		(3,229,019)

Hotels, restaurants & leisure—(1.1)%
Chipotle Mexican Grill, Inc.	(1,899)	(1,998,432)
Hyatt Hotels Corp., Class A	(29,216)	(1,469,272)

		(3,467,704)

Household durables—(0.5)%
Garmin Ltd.	(14,854)	(1,448,265)

Household products—(1.4)%
Church & Dwight Co., Inc.	(19,299)	(1,491,813)
Clorox Co./The	(12,507)	(2,743,660)

		(4,235,473)

Insurance—(1.3)%
CNO Financial Group, Inc.	(107,386)	(1,672,000)
Markel Corp.	(2,540)	(2,344,852)

		(4,016,852)

Interactive media & services—(0.9)%
IAC/InterActiveCorp	(4,474)	(1,446,892)
Zillow Group, Inc., Class C	(24,002)	(1,382,755)

		(2,829,647)

Internet & direct marketing retail—(0.5)%
MercadoLibre, Inc.	(1,647)	(1,623,563)

IT services—(1.9)%
Akamai Technologies, Inc.	(14,056)	(1,505,257)
FleetCor Technologies, Inc.	(4,452)	(1,119,811)
MongoDB, Inc.	(6,983)	(1,580,532)
Shopify, Inc., Class A	(1,758)	(1,668,694)

		(5,874,294)

Life sciences tools & services—(0.8)%
Mettler-Toledo International, Inc.	(3,127)	(2,518,955)

	Number of shares	Value
Media—(0.2)%
Charter Communications, Inc., Class A	(1,458)	$(743,638)

Oil, gas & consumable fuels—(1.7)%
Exxon Mobil Corp.	(29,631)	(1,325,098)
HollyFrontier Corp.	(21,066)	(615,127)
Valero Energy Corp.	(57,213)	(3,365,269)

		(5,305,494)

Pharmaceuticals—(0.6)%
Teva Pharmaceutical Industries Ltd. ADR	(145,400)	(1,792,782)

Semiconductors & semiconductor equipment—(1.8)%
Marvell Technology Group Ltd.	(39,473)	(1,383,924)
NVIDIA Corp.	(5,301)	(2,013,903)
QUALCOMM, Inc.	(22,925)	(2,090,989)

		(5,488,816)

Software—(5.3)%
Atlassian Corp. PLC, Class A	(7,400)	(1,333,998)
Crowdstrike Holdings, Inc., Class A	(15,418)	(1,546,271)
DocuSign, Inc.	(7,922)	(1,364,248)
Dropbox, Inc., Class A	(65,367)	(1,423,040)
NortonLifeLock, Inc.	(72,403)	(1,435,751)
Oracle Corp.	(31,011)	(1,713,978)
RingCentral, Inc., Class A	(4,916)	(1,401,109)
ServiceNow, Inc.	(1,797)	(727,893)
Slack Technologies, Inc., Class A	(47,473)	(1,475,936)
Splunk, Inc.	(6,632)	(1,317,778)
Synopsys, Inc.	(6,710)	(1,308,450)
Zoom Video Communications, Inc., Class A	(5,108)	(1,295,082)
		(16,343,534)

Total investments sold short (proceeds—$75,327,617)		(86,021,067)

Liabilities in excess of other assets—(5.5)%		(17,034,438)
Net assets—100.0%		$308,191,559

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2020 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s investments. In the event the Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$393,115,518	$—	$—	$393,115,518
Short-term investments	—	2,273,900	—	2,273,900
Investment of cash collateral from securities loaned	—	15,857,646	—	15,857,646
Total	$393,115,518	$18,131,546	$—	$411,247,064
Liabilities
Investments sold short	$(86,021,067)	$—	$—	$(86,021,067)

At June 30, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

*	Non-income producing security.
[1]	Security, or portion thereof, pledged as collateral for investments sold short.
[2]	Security, or portion thereof, was on loan at the period end.

Portfolio acronyms

ADR	American Depositary Receipt

See accompanying notes to financial statements.

UBS Relationship Funds

June 30, 2020 (unaudited)

Explanation of expense disclosure

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 to June 30, 2020.

Actual expenses

The first line in the table below for the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for the Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for the Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. This projection assumes that annualized expense ratios were in effect during the period January 1, 2020 to June 30, 2020.

UBS U.S. Equity Alpha Relationship Fund

June 30, 2020 (unaudited)

	Beginning account value January 1, 2020	Ending account value June 30, 2020	Expenses paid during period[1] 01/01/20 to 06/30/20	Expense ratio during the period

UBS U.S. Equity Alpha Relationship Fund
Actual	$1,000.00	$945.30	$5.98	1.2355%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.72	6.20	1.2355

[1]	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

Financial statements

Statement of assets and liabilities

June 30, 2020 (unaudited)

UBS U.S. Equity Alpha Relationship Fund
Assets:
Investments, at cost
Unaffiliated issuers	$356,470,013
Foreign currency	105
$356,470,118

Investments, at value
Unaffiliated issuers[1]	$411,247,064
Foreign currency	94
Cash	3,217,615
Receivable for dividends and interest	442,842
Receivable from affiliate	40,678
Other assets	11,133
Total assets	414,959,426

Liabilities:
Investments sold short, at value (proceeds—$75,327,617)	86,021,067
Due to broker	2,342,664
Payable for cash collateral from securities loaned	15,857,646
Payable for investments purchased	2,322,958
Payable for dividend and interest expense on investments sold short	64,133
Payable to custodian	4,066
Payable for foreign withholding taxes	2,222
Accrued expenses and other liabilities	153,111
Total liabilities	106,767,867
Net assets	$308,191,559
Shares outstanding	9,310,646
Net asset value, offering and redemption proceeds per share	33.1010

[1]	Includes $17,728,492 of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements

Financial statements

Statement of operations

For the six months ended June 30, 2020 (unaudited)

UBS U.S. Equity Alpha Relationship Fund
Investment income:
Dividends	$2,855,947
Interest	226,316
Securities lending	42,779
Foreign tax withheld	(6,666)
Total income	3,118,376
Expenses:
Administration	35,792
Transfer agency and related services fees	7,809
Custody and fund accounting fees	17,520
Trustees’ fees	39,115
Professional services fees	85,021
Printing and shareholder report fees	11,149
Insurance expense	10,806
Interest expense	373
Dividend expense, interest expense and other borrowing cost for investments sold short	1,626,093
Other	29,439
Total expenses	1,863,117
Expense reimbursed by Advisor	(61,681)
Net expenses	1,801,436
Net investment income (loss)	1,316,940
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investment in unaffiliated issuers	13,556,180
Securities sold short	(2,034,753)
Net realized gain (loss)	11,521,427
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(25,914,829)
Investments sold short	(4,760,979)
Translation of other assets and liabilities denominated in foreign currency	(5)
Change in net unrealized appreciation (depreciation)	(30,675,813)
Net realized and unrealized gain (loss)	(19,154,386)
Net increase (decrease) in net assets resulting from operations	$(17,837,446)

See accompanying notes to financial statements

Financial statements

Statement of changes in net assets

	UBS U.S. Equity Alpha Relationship Fund
	For the six months ended June 30, 2020 (unaudited)	For the year ended December 31, 2019
From operations:
Net investment income (loss)	$1,316,940	$2,078,416
Net realized gain (loss)	11,521,427	28,864,964
Net change in unrealized appreciation (depreciation)	(30,675,813)	69,428,305
Net increase (decrease) in net assets from operations	(17,837,446)	100,371,685
From beneficial interest transactions:
Cost of shares redeemed	—	(316,507)
Net increase (decrease) in net assets resulting from beneficial interest transactions	—	(316,507)
Increase (decrease) in net asset	(17,837,446)	100,055,178
Net assets:
Net assets, beginning of period	326,029,005	225,973,827
Net assets, end of period	$308,191,559	$326,029,005
Shares redeemed	—	(11,020)
Net increase (decrease) in shares outstanding	—	(11,020)

See accompanying notes to financial statements

Financial statements

Statement of cash flows

For the period ended June 30, 2020 (unaudited)

UBS U.S. Equity Alpha Relationship Fund
Cash provided by operating activities:
Net increase (decrease) in net assets from operations	$(17,837,446)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(149,698,607)
Proceeds from disposition of investment securities	151,026,691
Covers of securities sold short	(33,813,869)
Proceeds from securities sold short	32,671,584
Sales of short-term investments, net	(1,174,109)
Net realized gain (loss) from investments in securities	(11,521,427)
Change in unrealized (appreciation) depreciation on investments	25,914,829
Change in unrealized (appreciation) depreciation on securities sold short	4,760,979
Increase in due from affiliate	30,898
Decrease in dividends receivable and interest receivable	(113,671)
Decrease in other assets	(11,133)
Decrease in payable for administration fees	(115,403)
Increase in due to broker	1,632,566
Increase in dividends payable and security loan fees for securities sold short	13,929
Decrease in accrued expenses and other liabilities	(48,200)
Net cash provided by operating activities	1,717,611
Cash used in financing activities:
Proceeds from borrowings	3,949,867
Payments from borrowings	(3,949,867)
Proceeds from shares issued	—
Payment on shares redeemed	—
Net cash used in financing activities	—
Net increase (decrease) in cash	1,717,611
Cash:
Cash and foreign currency beginning of period	1,500,098
Cash and foreign currency end of period	$3,217,709
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$373

See accompanying notes to financial statements

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2020 (unaudited)	Years ended December 31,
UBS U.S. Equity Alpha Relationship Fund		2019	2018	2017	2016	2015
Net asset value, beginning of period	$35.0168	$24.2418	$27.8371	$22.8798	$20.3223	$20.3185
Income (loss) from investment operations:
Net investment income (loss)[1]	0.1414	0.2231	0.2200	0.2364	0.3179	0.2717
Net realized and unrealized gain (loss)	(2.0572)	10.5519	(3.8153)	4.7209	2.2396	(0.2679)
Total income (loss) from investment operations	(1.9158)	10.7750	(3.5953)	4.9573	2.5575	0.0038
Net asset value, end of period	$33.1010	$35.0168	$24.2418	$27.8371	$22.8798	$20.3223
Total investment return[2]	(5.47)%	44.45%	(12.92)%	21.67%	12.58%	0.02%
Ratios to average net assets:
Expenses before expense reimbursements and after dividend expense and security loan fees for securities sold short	1.2778%[3,4]	1.4543%	1.1792%	0.6751%	0.8837%	0.8318%
Expenses after expense reimbursements and after dividend expense and security loan fees for securities sold short	1.2355%[3,4]	1.3927%	1.1156%	0.6258%	0.8021%	0.7608%
Expenses after expense reimbursements and before dividend expense and security loan fees for securities sold short	0.1200%[3]	0.1200%	0.1200%	0.1200%	0.1200%	0.1200%
Net investment income	0.90%[3]	0.74%	0.78%	0.91%	1.53%	1.29%
Supplemental data:
Net assets, end of period (000’s)	$308,192	$326,029	$225,974	$260,282	$213,929	$190,322
Portfolio turnover	40%	119%	36%	57%	51%	48%

[1]	Calculated using the average shares method.
[2]

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

[3]	Annualized.
[4]	Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS Relationship Funds

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS Relationship Funds (the “Trust”) is an open-end management investment company registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, currently offering one series. The Trust issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar entities.

The Trust has one series available for investment, UBS U.S. Equity Alpha Relationship Fund (the “Fund,”). The Fund is classified as a diversified investment company for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. (“UBS AM” or the “Advisor”) serves as the investment advisor for the Fund. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, there have been no prior claims or losses pursuant to these contracts, and the Fund expects the risk of loss is remote.

Certain shareholders may redeem units and the redemption proceeds may be primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for units of the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 is effective for annual periods beginning after December 15, 2018. Management has assessed the impact of these changes, and during the period ended June 30, 2020, ASU 2017-08 had no effect on the Fund’s net assets or results of operations.

In August 2018, the FASB issued (“Accounting Standards Update”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management has assessed the potential impact of these changes and the changes are incorporated within the financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using

UBS Relationship Funds

Notes to financial statements (unaudited)

the specific identified cost method. Dividend income and expense are recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Distributions—The Fund currently does not intend to declare and pay distributions.

Foreign currency translation—The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows—(1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

Because the Fund is sold only to accredited investors in a private placement transaction, the Fund may have a limited shareholder base with investors owning a significant portion of the Fund.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak that occurred may have a significant negative impact on the operations and profitability of the Fund’s investments. The extent of the impact to the financial performance of the Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Valuation of investments

The Fund generally calculates its net asset value on days that the New York Stock Exchange (“NYSE”) is open. The Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

UBS Relationship Funds

Notes to financial statements (unaudited)

The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is not open, the value of the Fund’s assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund’s net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

The Fund may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a “fair value,” that value is likely to be different from the last quoted market price for the investment.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

UBS Relationship Funds

Notes to financial statements (unaudited)

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee (“VC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund’s Portfolio of investments.

Investments

Real estate investment trusts—The Fund may invest in real estate investment trusts (“REITs”). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s portfolio footnotes.

UBS Relationship Funds

Notes to financial statements (unaudited)

Short sales—The Fund may engage in short sale transactions in which the Fund sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security’s price.

The Fund must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Fund will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The Fund segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. The Fund incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Fund.

Because a Fund’s loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Fund’s investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Fund’s potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Fund.

Investment advisory and administration fees and other transactions with affiliates

UBS AM, a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has voluntarily agreed to reimburse the Fund to the extent that the Fund’s total annualized operating expenses (excluding interest expense, dividend expense and securities loan fees for securities sold short and expenses incurred through investment in other investment companies) exceed 0.1200% of average daily net assets.

During the period ended June 30, 2020, the Fund accrued expense reimbursements of $61,681.

The Fund pays an administration fee to State Street Bank and Trust Company that is computed daily and paid monthly at an annual rate of $68,000.

At June 30, 2020, the Fund owed the administrator $92,579 for administration fees.

During the period ended June 30, 2020, the Fund did not pay brokerage commissions to affiliates of the investment advisor.

During the period ended June 30, 2020, the Fund engaged in purchase transactions with funds that have a common investment adviser, UBS AM. These interfund purchase transactions were effected in compliance with Rule 17a-7 under the 1940 Act. For the period ended June 30, 2020, the cost from such purchases was $6,482,918.

Securities lending

The Fund may lend securities up to 33 1⁄3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, U.S. government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% of the market value for domestic securities, and 103% of the market value for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total value securing the loan returns to at least 102% of the market value for domestic securities and 105% of the market value for foreign securities. The

UBS Relationship Funds

Notes to financial statements (unaudited)

Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, U.S. government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in the Fund’s portfolio of investments. State Street Bank and Trust Company serves as the Fund’s lending agent.

At June 30, 2020, the Fund had securities on loan at value, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security type held as non-cash collateral
$17,728,492	$15,857,646	$2,422,779	$18,280,425	US Treasury Notes and US Treasury Bills

*

These securities are held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

The gross amount of recognized liabilities for securities lending transactions at June 30, 2020 was $15,857,646. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of the equity securities on loan are considered to be overnight and continuous.

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the “Committed Credit Facility”) with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on prevailing rates in effect at the time of borrowing. The Fund covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization.

For the period ended June 30, 2020, UBS U.S. Equity Alpha Relationship Fund had borrowings as follows:

Fund	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
UBS U.S. Equity Alpha Relationship Fund	$1,201,897	5	$373	1.814%

Commission recapture program

The Fund may participate in a brokerage commission recapture program. The Fund has established commission recapture arrangements with certain participating brokers or dealers. If the Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended June 30, 2020, there were no recaptured commissions.

UBS Relationship Funds

Notes to financial statements (unaudited)

Purchases and sales of securities

For the period ended June 30, 2020, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases	Sales proceeds
UBS U.S. Equity Alpha Relationship Fund (long transactions)	$149,579,398	$148,510,225
UBS U.S. Equity Alpha Relationship Fund (short sale transactions)	33,813,869	32,671,584

Partnership allocations

For federal income tax purposes, an investor’s distributive share of each item of the Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

Federal tax status

The Trust has received rulings from the Internal Revenue Service that the Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Fund because taxable income/(loss) of the Fund is included in the income tax returns of the investors. For tax purposes, each component of the Fund’s net assets is reported at the investor level; therefore, the Statement of assets and liabilities do not present the components of net assets.

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments before investments sold short, held at June 30, 2020 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS U.S. Equity Alpha Relationship Fund	$356,470,013	$83,347,291	$(28,570,240)	$54,777,051

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax deferral of losses on wash sales.

ASC 740-10 “Income Taxes-Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has conducted an analysis and concluded as of June 30, 2020 there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended June 30, 2020, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year periods ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

General Information (unaudited)

Quarterly portfolio schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. Additionally, you may obtain copies of Form N-PORT for the first and third quarters of each fiscal year from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, UBS U.S. Equity Alpha Relationship Fund (the “Fund”), a series of UBS Relationship Funds (the “Trust”), has adopted a liquidity risk management program (the “program”). UBS Asset Management (Americas) Inc. (“UBS AM”) has been designated by the Trust’s Board to administer the program, and UBS AM has delegated the responsibility to carry out certain functions described in the program to an internal group which is comprised of representatives of various investment and non-investment areas of the firm. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The program is intended to provide a framework for the assessment, management and periodic review of the Fund’s liquidity risks, taking into consideration, as applicable, the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. The provisions of the program shall be administered for the Fund in a manner that is appropriately tailored to reflect the Fund’s particular liquidity risks. UBS AM’s process of determining the degree of liquidity of the Fund’s investments is supported by a third-party liquidity assessment vendor. In May 2020, UBS AM provided the Board with a report addressing the operation of the program and assessing its adequacy and effectiveness of implementation (the “report”). The report covered the period from December 1, 2018 through May 1, 2020.

UBS AM’s report concluded that the program was reasonably designed to assess and manage the Fund’s liquidity risk, including during periods of market volatility and net redemptions. UBS AM reported that the program operated adequately and that the implementation of the program was effective to manage the Fund’s liquidity risk.

There can be no assurance that the program will achieve its objectives in the future. Please refer to the Fund’s offering documents for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Board approval of investment advisory agreement (unaudited)

At the meeting of the Board of Trustees (the “Board”) of UBS Relationship Funds (the “Trust”), held on June 4 and 5, 2020 (the “Meeting”), the Board, including those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or UBS Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Trustees”), considered the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and the Advisor for the UBS U.S. Equity Alpha Relationship Fund, a series of the Trust (the “Fund”). Prior to the Meeting, the Independent Trustees’ counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreement. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 28, 2020 and June 4, 2020 to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge Reports”), an independent statistical compilation company, providing comparative expense and performance information for the Fund. The Independent Trustees also reviewed information provided in response to their request for additional information from the Advisor in connection with the Advisory Agreement. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for the Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged. As part of the Board’s review of these factors, the Board received and considered information on the impact of COVID-19 on the Fund and the Fund’s performance and operations.

Nature, extent, and quality of services—In considering the nature, extent, and quality of the services provided by the Advisor to the Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides the Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management and other services to the Fund. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Fund and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for the Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Fund’s investment performance and investment strategies, including the derivative strategies permitted to be utilized by the Fund.

In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, and portfolio valuations, among others. The Board noted management’s continuing endeavors and expenditures to address areas of heightened concern in the fund industry, such as liquidity risk management. After analyzing the services provided by the Advisor to the Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to the Fund were consistent with the operational requirements of the Fund, and met the needs of the Fund’s shareholders.

Board approval of investment advisory agreement (unaudited)

Performance—In evaluating the performance of the Fund, the Board analyzed the Broadridge Reports, which compared the performance of the Fund with other funds in its peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Fund’s performance during the past year. In reviewing the Broadridge Reports, the Board noted that the Fund appeared in the first performance quintile of its performance universe for the one-year period ended February 29, 2020.

The Board determined, after analyzing the performance data, that the performance of the Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of the Fund, the expectations of the shareholder base and the current market environment.

Costs and expenses—The Board noted that the Fund does not pay advisory fees to the Advisor under the Advisory Agreement. The Board also noted that the Fund had the lowest total expense ratio in its Broadridge peer group.

Profitability—In considering the profitability of the Fund to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Fund. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Fund; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Fund, including the investment by certain advisory clients in the Fund as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor’s affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Fund. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to the Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale—The Board also discussed whether economies of scale are realized by the Advisor with respect to the Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to the Fund because the Fund was not charged an advisory fee under its Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for the Fund was in the interests of the Fund and its shareholders.

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

(b)         Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Keith A. Weller, the Secretary of the UBS Relationship Funds, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed- End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	September 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	September 8, 2020

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	September 8, 2020